SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                          FINANCIAL INSTITUTIONS, INC.
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                Exact Name of Registrant as Specified in Charter)

            New York                    0-26481                   16-0816610
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(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                               14569
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code   (585) 786-1100

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Item 7.  Financial Statements and Exhibits

         (c)   Exhibit

               99.1 Press release issued by Financial Institutions, Inc. dated July 22, 2003.

Item 9.   Regulation FD Disclosure

          The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

          Attached and incorporated herein by reference, as Exhibit 99.1 is a copy of the press release of Financial Institutions, Inc., dated July 22, 2003, reporting Financial Institutions, Inc.'s financial results for the quarter ended June 30, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FINANCIAL INSTITUTIONS, INC.
                                             (Registrant)

July 22, 2003                              /s/ Peter G. Humphrey
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    Date                               Peter G. Humphrey, President & CEO


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